May 2016 Investor Presentation Contact: Jon Faulkner CFO The Dixie Group Phone: 706-876-5814 jon.faulkner@dixiegroup.com Exhibit 99.1

• Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company’s results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company’s business. Issues related to the availability and price of energy may adversely affect the Company’s operations. Additional information regarding these and other factors and uncertainties may be found in the Company’s filings with the Securities and Exchange Commission. • General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information. 2 Forward Looking Statements The Dixie Group, Inc.

Dixie History

THE DIXIE GROUP

- 1920 Began as Dixie Mercerizing in Chattanooga, TN
- 1990's Transitioned from textiles to floorcovering
- 2003 Refined focus on upper- end floorcovering market
- 2003 Launched Dixie Home - upper end residential line
- 2005 Launched modular tile carpet line – new product category
- 2007 Launched wool products in Masland & Fabrica – high-end designers
- 2010 Residential "soft products" growth strategy
- 2012 New Masland Contract management – performance tile strategy
- 2012 Purchased Colormaster dye house – lower cost
- 2012 Purchased Crown rugs – wool rugs
- 2013 Purchased Robertex - wool carpet manufacturing
- 2014 Expanded and realigned manufacturing to increase capacity
- 2014 Purchased Atlas Carpet Mills – high-end commercial business
- 2014 Purchased Burtco - computerized yarn placement for hospitality

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Dixie Today • Commitment to brands in the upper- end market with strong growth potential. • Diversified between Commercial and Residential markets. • Diversified customer base (TTM Basis) – Top 10 carpet customers • 13% of sales – Top 100 carpet customers • 27% of sales 4

5 Dixie Group Drivers What affects our business? The market dynamics: • Residentially • The market is driven by home sales and remodeling. • New construction is a smaller effect. • Dixie is driven by the wealth effect. • The stock market and consumer confidence. • Commercially • The market is driven by remodeling of offices, schools, retail and hospitality as demonstrated by the investment in non-residential fixed structures. • Dixie is driven by upper-end remodeling in offices, retail remodeling, higher education, and upper-end hospitality that primarily involves a designer.

New and Existing Home Sales Seasonally Adjusted Annual Rate New 1,000 Existing 1,000 Source: National Association of Realtors (existing) and census.gov/newhomesales 6 3,000 3,500 4,000 4,500 5,000 5,500 6,000 250 300 350 400 450 500 550 600 650 700 750 800 Jan '10 Jan '11 Jan '12 Jan '13 Jan '14 Jan '15 Jan '16 • “Buyer demand remains sturdy in most areas this spring and the mid-priced market is doing quite well. However, sales are softer both at the very low and very high ends of the market because of supply limitations and affordability pressures.” • “The choppiness in sales activity so far this year is directly related to the unevenness in the rate of new listings coming onto the market to replace what is, for the most part, being sold rather quickly.” • “Additionally, a segment of would-be buyers at the upper end of the market appear to have been spooked by January's stock market correction.” Lawrence Yun Chief Economist National Association of Realtors April 20, 2016

Residential and Commercial Fixed Investment 7 Rebound in residential activity Commercial activity is flat We expect 2016 to continue the trend of continuing the rebound of fixed investment as a percent of GDP

The Industry as compared to The Dixie Group 8 Source: U.S. Bureau of Economic Analysis and Company estimates

2014 U.S. Carpet & Rug Manufacturers 9 Source: Floor Focus – includes carpet as broadloom and modular tile, and rug sales Carpet & Rug Leaders Dollars in Millions % Total Shaw (Berkshire Hathaway) $ 3,107 29.2% Residential & Commercial Mohawk (MHK) $ 2,563 24.1% Residential & Commercial Beaulieu (Private) $ 560 5.3% Residential & Commercial Interface (TILE) $ 487 4.6% Commercial Only Engineered Floors (Private) $ 443 4.2% Residential Only Dixie (DXYN) $ 404 3.8% Residential & Commercial Imports & All Others $ 3,060 28.8% Residential & Commercial U.S. Carpet & Rug Market $ 10,624 100.0%

TTM Q1 2016 U.S. Carpet & Rug Market of $10.2 billion 10 Source: Floor Focus and Dixie Group estimate Residential 55% Commercial 45% Dixie versus the Industry High- End Residential 64% High- End Commercial 36% TTM Q1 2016 Dixie sales

Carpet Dollars Indexed to 2009 (includes Atlas Carpet Mills from date of acquisition) 11

Industry Positioning The Dixie Group 12 • Strategically our residential and commercial businesses are driven by our relationship to the upper-end consumer and the design community • This leads us to: – Have a sales force that is attuned to design and customer solutions – Be a “product driven company” with emphasis on the most beautiful and up-to-date styling and design – Be quality focused with excellent reputation for building excellent products and standing behind what we make – And, unlike much of the industry, not manufacturing driven

Residential Market Positioning The Dixie Group 13 BROADLOOM RESIDENTIAL SALES T O T A L M A R K E T : S Q U A R E Y A R D S OR S AL E S DO L L A R S ESTIMATED TOTAL WHOLESALE MARKET FOR CARPETS AND RUGS: VOLUME AND PRICE POINTS Positioning of Dixie Brands by Price Point Segment Dixie Home Fabrica INDUSTRY AVERAGE PRICE/ SQ YD $0 $14 $21 $28 $35 $42 $49 Note: Industry average price is based on sales reported through industry sources. Excerpt from KSA Study dated May 2004, Titled "KSA Assessment of Dixie's Residential and Contract Carpet Businesses", commissioned by The Dixie Group, Inc. $8 Masland FOCUSED NATIONAL SUPPLIER IN THE UPPER END OF THE SOFT FLOOR COVERING MARKET

Dixie Group High-End Residential Sales All Residential Brands Masland, 35% Dixie Home, 45% Fabrica, 20% 14 Sales by Brand for TTM Q1 2016

Dixie Group High-End Residential Sales All Brands Retailer, 63% Designer, 16% Mass Merchant, 14% Builder, 4% Commercial, 1% Specialty - OEM, 2% 15 Sales by Channel for TTM Q1 2016 The company believes that a significant portion of retail sales also involve a designer

DIXIE HOME
THE DIXIE GROUP



- Well-styled moderate to upper priced residential broadloom line
  - Known for differentiated pattern and color selection
- Dixie Home provides a "full line" to retailers
  - Sells specialty and mass merchant retailers
- Growth initiatives
  - Stainmaster® Tru Soft ™ Fiber Technology
  - Stainmaster® PetProtect ® Fiber Technology

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• Leading high-end brand with reputation for innovative styling, design and color • High-end retail / designer driven – Approximately 26% of sales directly involve a designer – Hand crafted and imported rugs • Growth initiative – Stainmaster® TruSoft™ Fiber Technology – Stainmaster® PetProtect ® Fiber Technology – Wool products in both tufted and woven constructions 17

• Premium high-end brand – “Quality without Compromise” • Designer focused – Approximately 33% of sales directly involve a designer – Hand crafted and imported rugs • Growth initiatives – Stainmaster® TruSoft™ Fiber Technology – Fabrica Permaset dyeing process “unlimited color selection in wool” 18

Commercial Market Positioning The Dixie Group 19 • We focus on the “high-end specified soft floorcovering contract market” • Our Atlas brand – Designer driven focused on the fashion oriented market space • Our Masland Contract brand – Broad product line for diverse commercial markets • Our Masland Hospitality brand – Custom products for the hospitality industry • Our Masland Residential sales force – Sells “main street commercial” through retailers

• Atlas is our premium commercial brand • Dedicated to serving the architect and designer needing finer goods • Focus is on the corporate market through high fashion broadloom and modular carpet tile offerings • With state-of-the-art tufting machines Atlas can quickly manufacture both custom and running line products 20

• Upper-end brand in the specified commercial marketplace – Corporate, End User, Store Planning, Hospitality, Health Care, Government and Education markets • Designer focused • Strong national account base • Growth initiatives – Market specific modular carpet tile collections – Masland Hospitality using “computerized yarn placement” technology 21

Hospitality, 27% Corporate, 52% Education, 3% Store Planning, 7% Gov't, 1% Health Care, 4% Other, 6% 22 Sales by Channel for TTM Q1 2016 Channels: Interior Design Specifier and Commercial End User

$331 $321 $283 $205 $231 $270 $266 $345 $407 $422 $414 2006 2008 2010 2012 2014 2016 Annualized Net Sales (millions) 23 Dixie Group Sales $ in millions Includes Atlas Carpet Mills since March 2014 and Burtco since September 2014

Sales & Operating Income $ in millions 24 Note: Non-GAAP reconciliation starting on slide 28 Below is the estimated cost to complete the remaining Facility Consolidation Plans: Facility Consolidation Plan Summary 2013 2014 2015 Q1 2016 Q2 2016 Colormaster dryer write off 195 - - - - West Coast Facility consolidation - 1,366 202 - - East Coast Facility consolidation - 4,148 2,016 1,342 230 East Coast Asset write off - 1,133 - - - Corporate Office consolidation - - 728 71 5 Total facility consolidation and asset write off's 195 6,647 2,946 1,413 235 Y 2007 Y 2008 Y 2009 Y 2010 Y 2011 Y 2012 Y 2013 Y 2014 Y 2015 Net Sales 321 283 203 231 270 266 344 407 422 Net Income (Loss) 6.2 (31.5) (42.2) (4.7) 1.0 (0.9) 5.3 (1.4) (2.4) Non-GAAP Adjusted Op. Income 16.7 1.5 (8.4) (1.0) 5.1 3.5 16.4 4.7 4.9 Non-GAAP Adjusted EBITDA 29.7 15.5 5.3 10.3 14.5 13.2 26.5 17.7 19.0 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Net Sales 85.1 107.9 109.0 104.6 95.9 110.0 108.9 107.8 89.2 Net Income (Loss) 4.6 (0.6) (0.2) (5.2) (2.5) 0.5 0.1 (0.5) (4.8) Non-GAAP Adjusted Op. Income (0.9) 2.8 3.4 (0.6) (1.9) 3.1 1.9 1.9 (4.4) Non-GAAP Adjusted EBITDA 2.1 6.1 6.8 2.8 1.7 6.7 5.5 5.1 (0.9)

Current Business Conditions 2016 Initiatives • We are completing our facility consolidation plans in 2016. • Our shipping quality is back in line and our quality expenses declining. • We are streamlining the operational changes with a focus on lower cost. • Our sales over the first five weeks of the second quarter are down mid- single digits as compared with the same period last year. Our internal production for the first five weeks of the second quarter is up 29% over the first quarter of this year and nearly the same as the same period a year ago. • In the residential market we have seen the normal seasonal uptick in customer activity since the first quarter. Our residential sales for the first five weeks of the second quarter are down low single digits versus the same period last year. • In the commercial market our sales for the first five weeks of the second quarter are behind the same period last year by approximately 10%. Our commercial backlog dollars currently are up 27% since year end and approximately the same as this time a year ago. 25

Outlook for 2016 • Expansion of our Visionweave products through Atlas Carpet Mills division, a premium supplier to the specified commercial marketplace. • We have expanded the distribution of our Avant products throughout the Masland Contract salesforce. • We are growing our Masland Hospitality brand, building on our custom computerized yarn placement (CYP) technology, our Andara program and other product offerings for the hospitality market. • We are taking advantage of our custom rug capabilities to increase our presence in designer oriented markets. • We are a full service provider of sophisticated wool products to the design and retail markets. • We continue to leverage our designer focused sales forces. • We continue to asses our sales plans as we see the market opportunities for 2016. 26

Non-GAAP Information 28 Use of Non-GAAP Financial Information: The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States. The Company defines Adjusted Gross Profit as Gross Profit plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair market write up of inventories, plus one time items so defined (Note 1) The Company defines Adjusted S,G&A as S,G&A less manufacturing integration expenses included in selling, general and administrative, less direct acquisition expenses, less one time items so defined. (Note 2) The Company defines Adjusted Operating Income as Operating Income plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair market write up of inventories, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. (Note 3) The company defines Adjusted Income from Continuing Operations as net income plus loss from discontinued operations net of tax, plus manufacturing integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined , all tax effected. (Note 4) The Company defines Adjusted EBIT as net income plus taxes and plus interest. The Company defines Adjusted EBITDA as Adjusted EBIT plus depreciation and amortization, plus manufacturing in integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. (Note 5) The company defines Free Cash Flow as Net Income plus interest plus depreciation plus non-cash impairment of assets and goodwill minus the net change in working capital minus the tax shield on interest minus capital expenditures. The change in net working capital is the change in current assets less current liabilities between periods. (Note 6)

Non-GAAP Gross Profit	2007	2008	2009	2010	2011	2012	2013	2014	2015	Q1 2016
Net Sales	320,795	282,710	203,480	231,322	270,110	266,372	344,374	406,588	422,484	89,234
Gross Profit	97,217	78,089	52,105	56,651	65,506	65,372	85,569	95,497	106,231	19,506
Plus: Business integration expense	-	-	-	-	-	1,383	4,738	445	-	-
Plus: Amortization of inventory step up	-	-	-	-	-	-	367	606	-	-
Non-GAAP Adj. Gross Profit (Note 1)	97,217	78,089	52,105	56,651	65,506	66,755	90,674	96,548	106,231	19,506
Gross Profit as % of Net Sales	30.3%	27.6%	25.6%	24.5%	24.3%	24.5%	24.8%	23.5%	25.1%	21.9%
Non-GAAP Adj. Gross Profit % of Net Sales	30.3%	27.6%	25.6%	24.5%	24.3%	25.1%	26.3%	23.7%	25.1%	21.9%

Non-GAAP S,G&A	2007	2008	2009	2010	2011	2012	2013	2014	2015	Q1 2016
Net Sales	320,795	282,710	203,480	231,322	270,110	266,372	344,374	406,588	422,484	89,234
Selling and Administrative Expense	78,789	76,115	60,542	57,362	60,667	63,489	76,221	93,182	100,422	23,666
Plus: Business integration expense	-	-	-	-	-	-	(1,706)	(1,429)	-	-
Less: Acquisition expenses	-	-	-	-	-	(318)	(350)	(789)	-	-
Non-GAAP Adj. Selling and Admin. Expense	78,789	76,115	60,542	57,362	60,667	63,171	74,164	90,964	100,422	23,666
S,G&A as % of Net Sales	24.6%	26.9%	29.8%	24.8%	22.5%	23.8%	22.1%	22.9%	23.8%	26.5%
Non-GAAP S,G&A as % of Net Sales (Note 2)	24.6%	26.9%	29.8%	24.8%	22.5%	23.7%	21.5%	22.4%	23.8%	26.5%

Non-GAAP Operating Income	2007	2008	2009	2010	2011	2012	2013	2014	2015	Q1 2016
Net Sales	320,795	282,710	203,480	231,322	270,110	266,372	344,374	406,588	422,484	89,234
Operating income (loss)	16,707	(28,460)	(45,390)	(2,570)	5,668	1,815	8,855	(5,236)	1,990	(5,840)
Plus: Acquisition expenses	-	-	-	-	-	318	350	789	-	-
Plus: Amortization of inventory step up	-	-	-	-	-	-	367	606	-	-
Plus: Business integration expense	-	-	-	-	-	1,383	6,616	1,874	-	-
Plus: Facility consolidation expense	-	2,317	4,091	1,556	(563)	-	-	5,514	2,946	1,413
Plus: Impairment of assets	-	4,478	1,459	-	-	-	195	1,133	-	-
Plus: Impairment of goodwill	-	23,121	31,406	-	-	-	-	-	-	-
Non-GAAP Adj. Operating Income (Loss) (Note 3)	16,707	(21,665)	(39,840)	(1,014)	5,105	3,516	16,384	4,681	4,936	(4,427)
Operating income as % of net sales	5.2%	-10.1%	-22.3%	-1.1%	2.1%	0.7%	2.6%	-1.3%	0.5%	-6.5%
Adjusted operating income as a % of net sales	5.2%	-7.7%	-19.6%	-0.4%	1.9%	1.3%	4.8%	1.2%	1.2%	-5.0%

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Non-GAAP Income from Continuing Operations	2007	2008	2009	2010	2011	2012	2013	2014	2015	Q1 2016
Net income (loss) as reported	6,247	(31,481)	(42,241)	(4,654)	986	(927)	5,291	(1,402)	(2,426)	(4,767)
Less: (Loss) from discontinued, net tax	(521)	(313)	(382)	(280)	(286)	(275)	(266)	(2,075)	(148)	(10)
Income (loss) from Continuing Operations	6,767	(31,167)	(41,859)	(4,374)	1,272	(653)	5,557	673	(2,278)	(4,757)
Plus: Business integration expense	-	-	-	-	-	1,383	6,616	1,874	-	-
Plus: Facility consolidation expense	-	2,317	4,091	1,556	(563)	-	-	5,514	2,946	1,413
Plus: Amortization of inventory step up	-	-	-	-	-	-	367	606	-	-
Plus: Acquisition expenses	-	-	-	-	-	318	350	789	-	-
Less: Gain on purchase of business	-	-	-	-	-	-	-	(11,110)	-	-
Plus: Impairment of assets	-	4,478	1,459	-	-	-	195	1,133	-	-
Plus: Impairment of goodwill	-	23,121	31,406	-	-	-	-	-	-	-
Plus: Tax effect of above	-	(11,368)	(14,043)	(591)	214	(646)	(2,861)	453	(1,119)	(537)
Plus: Prior years tax credits and val. allowance	-	-	-	-	-	-	-	-	-	-
Non-GAAP Adj. (Loss) / Inc from Cont. Op's (Note 4)	6,767	(12,619)	(18,946)	(3,409)	923	402	10,224	(68)	(451)	(3,881)
Adj diluted EPS from Cont. Op's	0.51	(1.01)	(1.54)	(0.27)	0.07	0.03	0.80	(0.00)	(0.03)	(0.25)
Wt'd avg. common shares outstanding - diluted	13,215	12,449	12,331	12,524	12,623	12,638	12,852	14,382	15,536	15,600

Non-GAAP EBIT and EBITDA	2007	2008	2009	2010	2011	2012	2013	2014	2015	Q1 2016
Net income (loss) as reported	6,247	(31,481)	(42,241)	(4,654)	986	(927)	5,291	(1,402)	(2,426)	(4,767)
Less: (Loss) from discontinued, net tax	(521)	(313)	(382)	(280)	(286)	(275)	(266)	(2,075)	(148)	(10)
Plus: Taxes	3,686	(2,932)	(8,870)	(2,604)	684	(401)	(576)	1,055	(714)	(2,415)
Plus: Interest	6,347	5,965	5,521	4,124	3,470	3,146	3,756	4,301	4,935	1,324
Non-GAAP Adjusted EBIT (Note 5)	16,801	(28,134)	(45,208)	(2,854)	5,426	2,092	8,737	6,029	1,943	(5,848)
Plus: Depreciation and amortization	12,941	13,752	13,504	11,575	9,650	9,396	10,263	12,908	14,120	3,498
EBITDA	29,742	(14,382)	(31,704)	8,721	15,075	11,488	18,999	18,937	16,063	(2,350)
Plus: Acquisition expenses	-	-	-	-	-	318	350	789	-	-
Plus: Amortization of inventory step up	-	-	-	-	-	-	367	606	-	-
Less: Gain on purchase of business	-	-	-	-	-	-	-	(11,110)	-	-
Plus: Business integration expense	-	-	-	-	-	1,383	6,616	1,874	-	-
Plus: Facility consolidation expense	-	2,317	4,091	1,556	(563)	-	-	5,514	2,946	1,413
Plus: Impairment of assets	-	4,478	1,459	-	-	-	195	1,133	-	-
Non-GAAP Adj. EBITDA (Note 5)	29,742	15,534	5,252	10,277	14,512	13,189	26,528	17,743	19,009	(937)
Non-GAAP Adj. EBITDA as % of Net Sales	9.3%	5.5%	2.6%	4.4%	5.4%	5.0%	7.7%	4.4%	4.5%	-1.1%

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Non-GAAP Free Cash Flow	2007	2008	2009	2010	2011	2012	2013	2014	2015	Q1 2016
Non-GAAP Adjusted EBIT (from above)	16,801	(28,134)	(45,208)	(2,854)	5,426	2,092	8,737	6,029	1,943	(5,848)
Times: 1 - Tax Rate = EBIAT	10,416	(17,443)	(28,029)	(1,769)	3,364	1,297	5,417	3,738	1,205	(3,626)
Plus: Depreciation and amortization	12,941	13,752	13,504	11,575	9,650	9,396	10,263	12,908	14,120	3,498
Plus: Non Cash Impairment of Assets, Goodwill	-	27,599	32,865	-	-	-	195	1,133	-	-
Minus: Net change in Working Capital	2,211	(1,389)	(23,975)	996	9,589	10,786	17,714	11,546	(1,970)	(4,671)
Non-GAAP Cash from Operations	21,146	25,297	42,315	8,810	3,425	(93)	(1,839)	6,234	17,295	4,543
Minus: Capital Expenditures	16,638	8,871	511	1,761	6,735	4,052	13,257	32,825	12,230	(1,218)
Minus: Business / Capital acquisitions	-	-	-	-	-	6,961	1,863	9,331	-	-
Non-GAAP Free Cash Flow (Note 6)	4,508	16,426	41,804	7,049	(3,310)	(11,106)	(16,959)	(35,922)	5,065	5,761
Current Assets	119,804	110,648	83,463	91,326	95,140	109,440	143,167	161,095	169,595	160,708
Current Liabilities	44,467	36,700	33,490	40,358	34,582	38,097	54,110	60,493	70,963	66,747
Net Working Capital	75,337	73,948	49,973	50,969	60,557	71,343	89,057	100,602	98,632	93,961
Change in Net Working Capital	2,211	(1,389)	(23,975)	996	9,589	10,786	17,714	11,546	(1,970)	(4,671)

Note: Working Capital restated for prior periods for adoption of reclassification of deferred taxes and deferred financing costs

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32 Facility Consolidation Information Facility Consolidation Plan Summary 2013 2014 2015 Q1 2016 Q2 2016 Colormaster dryer write off 195 - - - - West Coast Facility consolidation - 1,366 202 - - East Coast Facility consolidation - 4,148 2,016 1,342 230 East Coast Asset write off - 1,133 - - - Corporate Office consolidation - - 728 71 5 Total facility consolidation and asset write off's 195 6,647 2,946 1,413 235